1 [YEAR] SEICP Performance-Based Restricted Share Unit Agreement STERLING INFRASTRUCTURE, INC. [YEAR] SEICP PERFORMANCE-BASED RESTRICTED SHARE UNIT AGREEMENT THIS PERFORMANCE-BASED RESTRICTED SHARE UNIT AGREEMENT (this "Agreement") is entered into between you, [Participant Name] and Sterling Infrastructure, Inc. (the "Company") under the Company's [YEAR] Senior Executive Incentive Compensation Program (“SEICP”). The performance-based restricted share units (the “Award” or the “PSUs”) are granted pursuant to the terms of the Company's Amended and Restated 2018 Stock Incentive Plan (the "Plan"), which is incorporated into this Agreement by this reference. In the event of a conflict between this Agreement and the Plan, the terms of the Plan will govern. Defined terms not otherwise defined herein shall have the meanings set forth in the Plan. By signing this Agreement, you acknowledge that you have received a copy of the Plan, and that you accept the terms and conditions of this Award. In consideration of the foregoing recitals and the covenants made in this Agreement, you and the Company agree as follows: 1. Performance-Based Restricted Share Units. On [DATE], the Compensation & Talent Development Committee of the Board of Directors of the Company (the "Committee") approved the [YEAR] SEICP, which includes this grant of PSUs giving you the opportunity to earn shares of Common Stock of the Company. (a) Award of PSUs. The Company hereby awards you [# of PSUs] PSUs under the terms and conditions of this Agreement, which amount represents the target award (the "Target PSUs"). Each PSU represents an unfunded and unsecured, non- transferable promise, subject to the vesting and other terms and conditions of this Agreement, to issue to you one share of Common Stock. Between 0% and 200% of the Target PSUs may be earned, with the actual number of PSUs earned depending on the Company’s level of achievement and certification of the applicable performance goals specified on Appendix A to this Agreement (the “Performance Goals”) during the period beginning [DATE] and ending [DATE] (the “Performance Cycle”). (b) Restrictions on Transfer and Right to Shares. You may not sell, assign, transfer, pledge or otherwise dispose of, or encumber any of the PSUs, or any of your rights or interests in them except by your will or according to the laws of descent and distribution (the "Restrictions"). You shall not have any right in, to or with respect to any of the shares of Common Stock (including any voting rights or rights with respect to cash dividends paid on the Common Stock) issuable under the Award until the PSUs vest and are converted into shares.

2 [YEAR] SEICP Performance-Based Restricted Share Unit Agreement (c) Vesting and Payout. i. The Target PSUs are eligible to vest and be converted into shares of Common Stock as of the last day of the Performance Cycle based on the level of achievement of the applicable Performance Goal(s). ii. The level of achievement of the applicable Performance Goals and the resulting number of Target PSUs earned for the Performance Cycle will be determined in the year following the end of the Performance Cycle upon the Company's public release of earnings setting forth the results of such Performance Goal(s) as of the last day of the Performance Cycle. Payout of any vested PSUs will be made no later than [DATE] of the year following the year in which the Performance Cycle ends. iii. To the extent the Performance Goal(s) are not based on financial metrics set forth in the Company’s financial statements, vesting of the PSUs shall occur upon the Committee’s determination of the level of achievement of the Performance Goals, which shall occur no later than March 15th of the year following the year in which the Performance Cycle ends. 2. Forfeiture. (a) Any PSUs that do not vest are automatically forfeited, canceled, and cease to be subject to vesting. (b) No compensation will be paid to you for any of your PSUs that are forfeited. 3. Termination of Employment. (a) In the event your employment with the Company terminates before the end of the Performance Cycle, your unvested PSUs will be treated as follows: Reason for Termination Effect on Participation Death or Disability (as defined herein) PSUs will vest at higher of target or actual performance achieved as of termination of employment.

3 [YEAR] SEICP Performance-Based Restricted Share Unit Agreement Change of Control (COC) (as defined in the Plan) If your employment is terminated by the Company without Cause or by you for Good Reason following a Change of Control, PSUs will vest at higher of target or actual performance achieved as of your termination of employment. Notwithstanding Section 11.4(a) of the Plan, PSUs will not vest in connection with a Change of Control unless (i) a qualifying termination of employment occurs or (ii) the acquiror in a Change of Control fails to assume the PSUs or convert or replace the PSUs with substantially similar awards, as determined by the Committee in its sole good faith discretion. Retirement (as defined herein) Provided that you execute a one-year non-compete and non- solicitation agreement with the Company, all of your PSUs will remain outstanding and vest based on actual performance achieved. Without Cause or for Good Reason (as defined herein) Provided that you execute a general release in favor of the Company, PSUs will remain outstanding and eligible to vest based on actual performance achieved (i) in proportion to time employed with the Company during the Performance Cycle if you have been employed by the Company less than three (3) years at time of termination, or (ii) in full if you have been employed by the Company three (3) years or more at time of termination. For Cause (as defined herein) All PSUs will be forfeited. Your Resignation All PSUs will be forfeited. In a termination of employment, payouts based on the actual performance level achieved will be made at the same time as payouts are made to participants whose employment did not terminate. Payouts at the higher of target or actual performance achieved as of termination of employment will be made within thirty (30) days of your termination date and irrespective of whether at the end of the Performance Cycle a greater or lesser performance level was actually achieved. (b) Defined Terms. For purposes of this Agreement — i. The terms Disability, Cause, Good Reason, and Retirement will have the meanings set forth in any employment agreement between you and the Company that is in effect when your employment terminates. ii. If there is no employment agreement between you and the Company then in effect, or if there is an employment agreement in effect, but any or all the above terms are not defined in such agreement — (A) The term “Disability” will mean a condition where a participant is unable to engage in any substantial gainful activity due to a medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months.

4 [YEAR] SEICP Performance-Based Restricted Share Unit Agreement (B) The term “Cause” will mean the termination of your employment for one or more of the following reasons: • You failed to perform your duties and/or responsibilities in a satisfactory manner after being given written notice of the failure and a reasonable period of time in which to cure the failure. • You were grossly negligent in the performance of your duties and/or responsibilities. • You refused to perform your duties and/or responsibilities. • You committed any act of theft or other dishonesty, including, but not limited to any intentional misapplication of the Company's or its affiliates' funds or other property. • You were convicted of any other criminal activity (other than a traffic violation or a minor misdemeanor.) • You participated in any activity involving moral turpitude that is or could reasonably be expected to be injurious to the business or reputation of the Company. • You used alcohol immoderately and/or used non-prescribed narcotics that had the effect of adversely and materially affecting your performance of your duties and/or responsibilities. • You committed a material breach of a Company policy including, without limitation, the Company's Code of Business Conduct. (C) The term “Good Reason” will mean voluntary resignation due to one or more of the following events without written consent: • A material adverse change in the nature or scope of duties, responsibilities, authorities, powers, functions or duties or title. • A material reduction in annual Base Salary or STI / LTI Award Amount other than a deduction that is also applied to substantially all of the Company’s other senior management and executives and that it is not cumulatively in excess of ten

5 [YEAR] SEICP Performance-Based Restricted Share Unit Agreement percent (10%) of the level of any compensation items in effect. • The relocation of the participant’s principal place of employment by more than forty (40) miles, except for required travel on the Company’s business to an extent substantially consistent with existing business travel obligations. • A material breach of the participant’s Employment Agreement (if applicable) by the Company. (D) The term “Retirement” will mean your termination of employment either on or after age 60 with a minimum of 10 years of service; or on or after age 65 with a minimum of 5 years of service, both requiring 6 months written notice. 4. Issuance of Shares of Common Stock Upon Conversion of PSUs. (a) Any PSUs that vest will be converted into shares of Common Stock, and such shares will in each case be issued to you in "book entry" form to an account in your name at the Company's transfer agent. You will be advised of the issuance. (b) Provided no Restrictions continue to apply, you may leave the shares in your account at the transfer agent; you may have them electronically transferred to a personal brokerage account; or on written request to the Company's General Counsel, you may have them delivered to you in the form of a paper stock certificate. 5. Other Terms and Conditions. (a) Continuing Restrictions. Shares of Common Stock issued for vested PSUs remain subject to all restrictions imposed on them by federal and state securities laws, rules and regulations, and by the Company's policies and rules relating to Common Stock. (b) Clawbacks. All PSUs and shares of Common Stock awarded and/or issued under this Agreement are subject to recovery by the Company under the terms of the Company's Incentive Compensation and Claw-Back Policy and the Company’s Policy for the Recovery of Erroneously Awarded Compensation if applicable. Copies of these policies are available in Principal’s Document Library. (c) Adjustments. Any additional shares of Common Stock that are issued during the Performance Cycle as a result of stock dividends, stock splits or recapitalizations (whether by way of mergers, consolidations, combinations or exchanges of shares or the like) will be subject to the terms and conditions of this Agreement, and are

6 [YEAR] SEICP Performance-Based Restricted Share Unit Agreement deemed included in the definition of the term "PSU." In the event of any stock dividend, stock split or recapitalization, the number of your remaining unvested PSUs will be adjusted appropriately to reflect the event. (d) Securities & Other Laws. The Company may require as a pre-condition to the delivery to you of any shares of Common Stock that they have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock is then listed or quoted; and that either (i) a registration statement under the Securities Act of 1933 (the "Act") relating to the shares is in effect; or (ii) in the opinion of counsel to the Company, the issuance of the shares is exempt from registration under the Act. You agree to make the undertakings and agreements with the Company that the Company may reasonably require, and to take such other steps, if any, as counsel to the Company considers necessary to comply with any law applicable to the shares. The shares may be made subject to a stop order or other restriction if counsel for the Company considers it necessary to comply with applicable laws. (e) Taxes. You are responsible for any and all taxes that become payable by you by reason of the award and/or vesting of PSUs. Prior to the Company issuing shares, you agree to pay to the Company or to make provision satisfactory to the Company for the payment of any taxes required by law to be paid by you, or that are required to be withheld from you by the Company relating to the shares, no later than the date of the event creating the tax liability. To the extent permitted by law, the Company has the right to retain from shares issuable under this Agreement or from salary or any other amounts payable to you, a value sufficient to satisfy any tax- withholding obligation. (f) Compliance with Section 409A of the Code. The Company intends that this Agreement either (a) complies with Section 409A of the Internal Revenue Code of 1986, as amended, and the guidance thereunder; or (b) is excepted from the provisions of Section 409A. As a result, the Company has the right to amend this Agreement in order to cause them to be in compliance with Section 409A, or to qualify for being excepted from the provisions of Section 409A, and to take any other actions under this Agreement to achieve that compliance or exception. (g) No Guarantee of Employment. Nothing in this Agreement shall confer upon you any right to continue in the employ of the Company or any of its Subsidiaries, or to interfere in any way with the right of the Company or any of its Subsidiaries to terminate your employment relationship with the Company or any of its Subsidiaries at any time. (h) Decisions by the Committee. Any dispute or disagreement that arises under, or as a result of, or relating to, this Agreement will be resolved by the Committee in its sole and absolute discretion, and any resolution or any other determination by the Committee, and any interpretation by the Committee of the terms and conditions of this Agreement will be final, binding, and conclusive on all persons affected by it.

7 [YEAR] SEICP Performance-Based Restricted Share Unit Agreement (i) When used in this Agreement, the word "will" is either predictive or is synonymous with the word "shall", meaning "required"; and the word "may" means "permitted." (j) Governing Law. This Agreement and the Award hereunder is governed by, and will be interpreted in accordance with, the laws of the State of Delaware, without regard to any of its conflicts of law provisions. (k) Electronic Delivery. The Company may, in its sole discretion, deliver any documents related to your current or future participation in the Plan by electronic means or request your consent to participate in the Plan by electronic means. By accepting the terms of this Agreement, you hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. You must expressly accept the terms and conditions of this Agreement by electronically accepting this Agreement in a timely manner. If you do not accept the terms of this Agreement, the PSUs are subject to cancellation. IN WITNESS WHEREOF, the parties have signed this Agreement as of the Grant Date, but recognize that the effectiveness of the Agreement and the Awards are contingent on the approval of the Plan by the Company’s stockholders and on the Company’s filing a Form S-8 registration statement with the Securities Exchange Commission. Sterling Infrastructure, Inc. By: __________________ Name: Name: Title:

8 [YEAR] SEICP Performance-Based Restricted Share Unit Agreement APPENDIX A [YEAR] SEICP PERFORMANCE-BASED RESTRICTED SHARE UNIT AGREEMENT Performance Goals 70% of the PSUs will vest based on Target Earnings Per Share of [TBD], with payout in accordance with the following schedule: Achievement Payout Maximum 120% of EPS Target 200% Target 100% of EPS Target 100% Threshold 80% of EPS Target 50% 30% of the PSUs will vest based on Total Shareholder Return, with payout in accordance with the following schedule: Achievement Payout Maximum 75th percentile 200% Target 50th percentile 100% Threshold 25th percentile 25% For purposes of this Award: “Total Shareholder Return” means the percentile comparison during the Performance Cycle of the total shareholder return of the Company as compared to members of the Peer Group. Total shareholder return of the Company and of the Peer Group shall be calculated as the sum of (a) the Share Price as of the last day of the Performance Cycle, less (b) the Share Price as of the first day of the Performance Cycle, plus (c) cumulative dividends per share paid during the Performance Cycle based on the ex-dividend date for which the resulting sum of (a), (b) and (c) is divided by the Share Price as of the first day of the Performance Cycle. “Peer Group” means that group of publicly traded companies most recently determined by the Committee. If one or more members of the Peer Group (a) ceases to be the surviving entity in a corporate transaction; (b) ceases to have any class of securities registered under the Securities Exchange Act of 1934; (c) ceases to exist in circumstances where there is no successor entity or

9 [YEAR] SEICP Performance-Based Restricted Share Unit Agreement where the primary business of the successor entity and its affiliates is not in substantially the same lines of business as the Company; or (d) becomes bankrupt, the Committee shall have the discretion to remove such member of the Peer Group. “Share Price” means, in the case of the Company, the average closing sale price of the Company’s common stock (or, in the event of a Change of Control, the capital stock of the successor entity into which the Company’s common stock was converted), or the publicly traded stock in the case of a Peer Group company, as applicable, for the twenty trading days preceding the first day or the last day of the Performance Cycle, as applicable. In determining achievement of the Performance Goals, the Company will disregard certain events including the following: (i) any costs associated with restructuring of the Company's debt or a Board-approved strategic acquisition or disposition whether or not consummated; or (ii) any other one-time events specified by the Committee in its discretion; provided however that the impact of any Board-approved acquisition or disposition consummated during the Performance Cycle on the Performance Goals shall in all events be taken into account for purposes of determining the Performance Goals. Results that fall in between the Threshold and Maximum levels will be calculated based on a linear payout curve. Results below the Threshold level will result in no payout of the applicable portion of the Award.